                                                                   EXHIBIT 99.1



                        AMERICAN HEALTH PROPERTIES, INC.
                      FINANCIAL HIGHLIGHTS -- YEAR TO DATE
                    (In thousands except per share amounts)

                                  (Unaudited)



                                                Consolidated              Core Group             Psychiatric Group
                                              ----------------         -----------------         ------------------
                                                                Nine Months Ended September 30,
                                              ---------------------------------------------------------------------
                                                1997        1996         1997         1996         1997        1996
                                                ----        ----         ----         ----         ----        ----
Revenues
Rental income                                $ 53,572     $51,693      $ 52,294     $50,343      $ 1,278      $1,350
Mortgage interest income                        4,661       4,479           112          --        4,549       4,479
Additional rental and interest income           9,247       9,103         8,691       8,491          556         612
Other property income                             107          --           107          --           --          --
Other interest income                           1,467         911         1,201         605          266         306
Interest on loans to Psychiatric Group             --          --         1,176       1,272           --          --
                                             --------     -------      --------     -------      -------      ------
                                               69,054      66,186        63,581      60,711        6,649       6,747
                                             --------     -------      --------     -------      -------      ------
Expenses
Depreciation and amortization                  11,627      11,204        11,065      10,646          562         558
Property operating                                292          33           192          33          100          --
Interest expense                               15,118      16,564        15,118      16,564           --          --
Interest on loans from Core Group                  --          --            --          --        1,176       1,272
General and administrative                      5,815       5,645         4,918       4,672          897         973
Impairment loss on real estate
  investments and other notes receivable       11,000          --            --          --       11,000          --
                                             --------     -------      --------     -------      -------      ------
                                               43,852      33,446        31,293      31,915       13,735       2,803
                                             --------     -------      --------     -------      -------      ------
Minority Interest                                 142         169           142         169           --          --
                                             --------     -------      --------     -------      -------      ------
Net Income (Loss) Before Extraordinary Item    25,060      32,571        32,146      28,627       (7,086)      3,944
Extraordinary Loss On Debt Payment            (11,427)         --       (11,427)         --           --          --
                                             --------     -------      --------     -------      -------      ------
Net Income (Loss)                            $ 13,633     $32,571      $ 20,719     $28,627      $(7,086)     $3,944
                                             --------     -------      --------     -------      -------      ------
Funds From Operations                        $ 47,602     $43,679      $ 43,126     $39,177      $ 4,476      $4,502
                                             --------     -------      --------     -------      -------      ------


Per Share Amounts
Net Income (Loss) Before Extraordinary Item                            $   1.36     $  1.22      $ (3.38)     $ 1.89
Extraordinary Loss On Debt Prepayment                                  $  (0.48)         --           --          --
Net Income (Loss)                                                      $   0.88     $  1.22      $ (3.38)     $ 1.89
Funds From Operations                                                  $   1.83     $  1.67      $  2.13      $ 2.15
Dividends Declared                                                     $  1.575     $ 1.515      $  2.00      $ 2.00

Average Shares Outstanding                                               23,585      23,511        2,097       2,092

                        AMERICAN HEALTH PROPERTIES, INC.
                     FINANCIAL HIGHLIGHTS -- THIRD QUARTER
                    (In thousands except per share amounts)

                                  (Unaudited)




                                                Consolidated              Core Group              Psychiatric Group
                                              ----------------         -----------------         -------------------
                                                                 Three Months Ended September 30,
                                              ----------------------------------------------------------------------
                                                1997        1996         1997         1996         1997         1996
                                                ----        ----         ----         ----         ----         ----
Revenues
Rental income                                $ 17,945     $17,315      $ 17,590     $16,911      $   355      $   404
Mortgage interest income                        1,613       1,493            97          --        1,516        1,493
Additional rental and interest income           3,124       3,092         2,939       2,882          185          210
Other property income                              73          --            73          --           --           --
Other interest income                             195         238           113         126           82          112
Interest on loans to Psychiatric Group             --          --           392         425           --           --
                                             --------     -------      --------     -------      -------      -------
                                               22,950      22,138        21,204      20,344        2,138        2,219
                                             --------     -------      --------     -------      -------      -------
Expenses
Depreciation and amortization                   3,910       3,761         3,722       3,575          188          186
Property operating                                204          11           129          11           75           --
Interest expense                                4,533       5,285         4,533       5,285           --           --
Interest on loans from Core Group                  --          --            --          --          392          425
General and administrative                      1,987       1,876         1,685       1,546          302          330
                                             --------     -------      --------     -------      -------      -------
                                               10,634      10,933        10,069      10,417          957          941
                                             --------     -------      --------     -------      -------      -------
Minority Interest                                  48          54            48          54           --           --
                                             --------     -------      --------     -------      -------      -------
Net Income                                   $ 12,268     $11,151      $ 11,087     $ 9,873      $ 1,181      $ 1,278
                                             --------     -------      --------     -------      -------      -------
Funds From Operations                        $ 16,150     $14,880      $ 14,781     $13,416      $ 1,369      $ 1,464
                                             --------     -------      --------     -------      -------      -------


Per Share Amounts
Net Income                                                             $   0.47     $  0.42      $  0.56      $  0.61
Funds From Operations                                                  $   0.63     $  0.57      $  0.65      $  0.70
Dividends Declared                                                     $  1.525     $ 0.505      $  0.62      $  0.65

Average Shares Outstanding                                               23,649      23,522        2,099        2,093


                                                                       As of September 30,
                                             ------------------------------------------------------------------------
                                               1997        1996         1997         1996         1997         1996
                                               ----        ----         ----         ----         ----         ----
Balance Sheet Information
Total Assets                                 $579,593     $579,127    $541,104      $529,639     $51,351      $63,794
Total Debt                                   $234,307     $210,044    $234,307      $210,044     $12,862      $14,306
Total Shareholders' Equity                   $320,851     $347,125    $284,041      $299,142     $36,810      $47,983